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                       FIRST AMENDMENT TO
                 RECEIVABLES PURCHASE AGREEMENT


     THIS FIRST AMENDMENT (this "AMENDMENT") dated as of May 28, 1999 is entered into among SEQUA RECEIVABLES CORP., a New York corporation (the "SELLER"), SEQUA CORPORATION, a Delaware corporation (the "SERVICER"), LIBERTY STREET FUNDING CORPORATION, a Delaware corporation (the "ISSUER"), and THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency ("BNS"), as administrator(in such capacity, together with its successors and assigns in such capacity, the "ADMINISTRATOR").


                         R E C I T A L S

     1.   The Seller, the Servicer, the Issuer and the
Administrator are parties to that certain Receivables Purchase
Agreement dated as of November 13, 1998 (the "AGREEMENT").

     2.   The Seller, the Servicer, the Issuer and the
Administrator desire to amend the Agreement as hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. CERTAIN DEFINED TERMS. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

     2. AMENDMENTS TO AGREEMENT. The Agreement is hereby amended as follows:

     2.1  RECEIVABLE.   The definition of "Receivable" in EXHIBIT
I to the Agreement is amended in its entirety as follows:

     "`RECEIVABLE' means any indebtedness and other obligations owed to the Seller as assignee of any Originator or any Originator by, or any right of the Seller or any Originator to payment from or on behalf of, an Obligor whether constituting an account, chattel paper, instrument or general intangible arising in connection with the sale of goods or the rendering of services by such Originator, and includes the obligation to pay any finance charges, fees and other charges with respect thereto; PROVIDED, HOWEVER, Receivable shall not include any Receivable the Obligor of which is Breed Industries, Inc., a Delaware corporation, or any Affiliate or Subsidiary thereof."


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     3.   REPRESENTATIONS AND WARRANTIES.  Each of the Seller and
the Servicer hereby represents and warrants to the Administrator and the Issuer as follows:

          (a)  REPRESENTATIONS AND WARRANTIES.  The
     representations and warranties of such Person contained in
     EXHIBIT III to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

          (b) ENFORCEABILITY. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.

          (c)  TERMINATION EVENT.  No Termination Event or
     Unmatured Termination Event has occurred and is continuing.

     4. EFFECTIVENESS. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:

          (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

          (b) such other documents and instruments as the Administrator may reasonably request.

     5. EFFECT OF AMENDMENT. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Receivables Purchase Agreement," "this Agreement," "hereof," "herein" or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.




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     6.   COUNTERPARTS.  This Amendment may be executed in any
number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without reference to conflict of laws principles.

     8. SECTION HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this amendment or the Agreement or any provision hereof or thereof.



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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                              SEQUA RECEIVABLES CORP.

                              By:________________________________
                              Name:______________________________
                              Title:_____________________________



                              SEQUA CORPORATION


                              By_________________________________
                              Name:______________________________
                              Title:_____________________________



                              LIBERTY STREET FUNDING CORP.


                              By:________________________________
                              Name:______________________________
                              Title:_____________________________



                              THE BANK OF NOVA SCOTIA,
                                 as Administrator


                              By:________________________________
                              Name:______________________________
                              Title:_____________________________